Exhibit 32.1

CEO CERTIFICATION OF PERIODIC REPORT

I, Ronald J. Buschur, Chief Executive Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Amendment No. 2 to the Annual Report on Form 10-K of the Company for the annual period ended January 3, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2010	By:	/s/ RONALD J. BUSCHUR
Ronald J. Buschur
President and Chief Executive Officer
Powerwave Technologies, Inc.